Exhibit 99.2
Fourth Quarter 2024 Financial Results
MARCH 10, 2025

Telos Corporation Reports $26.4 Million of Revenue, 40.3% GAAP Gross Margin and 47.0% Cash Gross Margin[1] in 4Q; Forecasts 7% to 15% Sequential Revenue Growth and Positive Cash Flow in 1Q 2025
Financial Summary
•Delivered $26.4 million of revenue, including $21.9 million or 83.1% from Security Solutions and $4.5 million or 16.9% from Secure Networks; Results were at the top end of the guidance range
•Revenue grew 10.9% sequentially from the third quarter of 2024, driven by 19.6% growth in Security Solutions due to:
◦The successful transition and ramp of a new program with DMDC (Defense Manpower Data Center), and
◦The continued growth in TSA PreCheck® enrollment locations; Expanded network of enrollment centers to 218 locations; Targeting 500 locations in fiscal year 2025
•Generated 40.3% GAAP gross margin; above the top end assumed in the guidance range
•Cash gross margin1 for the quarter was 47.0%, above the top end assumed in the guidance range and representing the highest quarterly cash gross margin1 since the Company’s IPO in 2020
•GAAP gross margin for the full year was 31.8%; Cash gross margin1 for the full year was 43.7%, representing a high for the Company since 2000
•GAAP net loss was $9.3 million; Adjusted EBITDA1 loss was $0.2 million and above the top end of the guidance range
•Cash flow from operations was a $10.5 million outflow and free cash flow1 was a $14.8 million outflow, reflecting a short-term buildup in working capital associated with high-growth programs and one-time capex investments in IT infrastructure expansion
Outlook
•First Quarter Guidance: Forecasts 7% to 15% sequential revenue growth, revenues of $28.2 million - $30.2 million, Adjusted EBITDA2 loss of $1.8 million to $0.8 million and positive cash flow
•Full Year: Forecasts significant improvements in revenue, adjusted EBITDA2, and cash flow

1 Cash Gross Margin, Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures. Refer to “Non- GAAP Financial Measures” below.
2 Adjusted EBITDA is a non-GAAP financial measure. The Company has not provided a reconciliation to the most directly comparable GAAP measure to this forward-looking non-GAAP financial measure because certain items are out of the Company’s control or cannot be reasonably predicted. Accordingly, reconciliation of forward-looking Adjusted EBITDA is not available without unreasonable effort.

Fourth Quarter 2024 Financial Highlights
	Three Months Ended
	December 31, 2024	December 31, 2023
	(dollars in millions, except per share data)
Revenue	$26.4	$41.1
Gross Profit	$10.6	$14.1
Gross Margin	40.3%	34.3%
Adjusted Gross Profit [1]	$10.8	$14.4
Adjusted Gross Margin [1]	40.9%	35.0%
Cash Gross Profit [1]	$12.4	$15.6
Cash Gross Margin [1]	47.0%	38.0%
GAAP Net Loss	$(9.3)	$(7.0)
Adjusted Net Loss [1]	$(2.8)	$(6.5)
EBITDA[1]	$(7.4)	$(5.1)
Adjusted EBITDA [1]	$(0.2)	$(3.2)
Adjusted EBITDA Margin [1]	(0.8%)	(7.8%)
GAAP EPS	$(0.13)	$(0.10)
Adjusted EPS [1]	$(0.04)	$(0.09)
Weighted-average Shares of Common Stock Outstanding	$72.4	$69.8
Cash Flow from Operations	$(10.5)	$5.0
Free Cash Flow [1]	$(14.8)	$1.8
1 Adjusted Gross Profit, Adjusted Gross Margin, Cash Gross Profit, Cash Gross Margin, Adjusted Net Loss, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted EPS, and Free Cash Flow are non-GAAP financial measures. Refer to "Non-GAAP Financial Measures" below.
Forward-Looking Statements
This summary contains forward-looking statements, including the forecasts in the headline and all of the information set forth in the “Outlook” section, which are made under the safe harbor provisions of the federal securities laws. These statements are based on the Company’s management’s current beliefs, expectations and assumptions about future events, conditions, and results and on information currently available to them. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. The Company believes that these risks and uncertainties include, but are not limited to, those described under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth from time to time in the Company’s filings and reports with the U.S. Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2023, its forthcoming Annual Report on Form 10-K for the year ended December 31, 2024, and its Quarterly Reports on Form 10-Q, as well as future filings and reports by the Company, copies of which are available at https://investors.telos.com and on the SEC’s website at www.sec.gov.
Although the Company bases these forward-looking statements on assumptions that its management believes are reasonable when made, the Company cautions the reader that forward-looking statements are not guarantees of future performance and that the Company’s actual results of operations, financial condition and liquidity, and industry developments may differ materially from statements made in or suggested by the forward-looking statements contained in this summary. Given these risks, uncertainties, and other factors, many of which are beyond its control, the Company cautions the reader not to place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date of such statement and, except as required by law, the Company undertakes no obligation to update any forward-looking statement publicly, or to revise any forward-looking statement to reflect events or developments occurring after the date of the statement, even if new information becomes available in the future. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless specifically expressed as such, and should only be viewed as historical data.

Non-GAAP Financial Measures
In addition to our results determined in accordance with U.S. GAAP, we believe the non-GAAP financial measures of EBITDA, Adjusted EBITDA, EBITDA Margin, Adjusted EBITDA Margin, Adjusted Net Loss, Adjusted Earnings Per Share ("EPS"), Adjusted Gross Profit, Adjusted Gross Margin, Cash Gross Profit, Cash Gross Margin and Free Cash Flow are useful in evaluating our operating and cash flow performance. We believe that this non-GAAP financial information, when taken collectively with our GAAP results, may be helpful to readers of our financial statements because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies. A reconciliation is provided below for each of these non-GAAP financial measures to the most directly comparable financial measure stated in accordance with GAAP.
Telos believes that EBITDA, EBITDA Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Loss and Adjusted EPS provide the Board of Directors, management and investors with a clear representation of the Company’s core operating performance and trends, provide greater visibility into the long-term financial performance of the Company, and eliminate the impact of items that do not relate to the ongoing operating performance of the business. Further, Adjusted EBITDA is used by the Board of Directors and management to prepare and approve the Company’s annual budget, and to evaluate the performance of certain management personnel when determining incentive compensation. Adjusted Gross Profit, Cash Gross Profit, Adjusted Gross Margin and Cash Gross Margin provide management and investors a clear representation of the core economics of gross profit and gross margin without the impact of non-cash expenses and sunk costs expended. Telos uses Free Cash Flow to understand the cash flows that directly correspond with our operations and the investments the Company must make in those operations, using a methodology that combines operating cash flows and capital expenditures. Further, Free Cash Flow may be useful to management and investors in evaluating the Company's operating and cash flow performance and liquidity, and to evaluate the performance of certain management personnel when determining incentive compensation. Telos believes these non-GAAP financial measures facilitate the comparison of the Company’s operating and cash performance on a consistent basis between periods by excluding certain items that may, or could, have a disproportionately positive or negative impact on the Company’s results of operations in any particular period. When viewed in combination with the Company’s results prepared in accordance with GAAP, these non-GAAP financial measures help provide a broader picture of factors and trends affecting the Company’s results of operations.
EBITDA, Adjusted EBITDA, EBITDA Margin, Adjusted EBITDA Margin, Adjusted Net Loss, Adjusted EPS, Adjusted Gross Profit, Adjusted Gross Margin, Cash Gross Profit, Cash Gross Margin, and Free Cash Flow are supplemental measures of operating and cash flow performance that are not made under GAAP and do not represent, and should not be considered as an alternative to gross profit, gross margin, net (loss) income, earnings per share or net cash flows (used in) provided by operating activities, as determined by GAAP.
The Company defines EBITDA as net (loss) income, adjusted for non-operating (income) expense, interest expense, provision for (benefit from) income taxes, and depreciation and amortization. The Company defines Adjusted EBITDA as EBITDA, adjusted for stock-based compensation expense, impairment loss on intangible assets, and restructuring expenses (adjustments). The Company defines EBITDA Margin, as EBITDA as a percentage of total revenue. The Company defines Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of total revenue. The Company defines Adjusted Net Loss as net (loss) income, adjusted for non-operating (income) expense, stock-based compensation expense, impairment loss on intangible assets, and restructuring expenses (adjustments). The Company defines Adjusted EPS as Adjusted Net Loss divided by the weighted-average number of common shares outstanding for the period. The Company defines Adjusted Gross Profit as gross profit, plus stock-based compensation expense, impairment loss on intangible assets, and restructuring expenses charged under cost of sales. The Company defines Adjusted Gross Margin as a Adjusted Gross Profit as a percentage of total revenue. The Company defines Cash Gross Profit as Adjusted Gross Profit, plus depreciation and amortization. The Company defines Cash Gross Margin as Cash Gross Profit as a percentage of total revenue. Free Cash Flow is defined as net cash (used in) provided by operating activities, less net purchases of property and equipment, and capitalized software development costs.

EBITDA, Adjusted EBITDA, EBITDA Margin, Adjusted EBITDA Margin, Adjusted Net Loss, Adjusted EPS, Adjusted Gross Profit, Adjusted Gross Margin, Cash Gross Profit, Cash Gross Margin, and Free Cash Flow each has limitations as an analytical tool, and you should not consider any of them in isolation, or as a substitute for analysis of results as reported under GAAP. Among other limitations, each of EBITDA, Adjusted EBITDA, EBITDA Margin, Adjusted EBITDA Margin, Adjusted Net Income (Loss), Adjusted EPS, Adjusted Gross Profit, Adjusted Gross Margin, Cash Gross Profit, Cash Gross Margin, and Free Cash Flow does not reflect our cash expenditures, or future requirements, for capital expenditures or contractual commitments, does not reflect the impact of certain cash and non-cash charges resulting from matters considered not to be indicative of ongoing operations, and does not reflect income tax expense or benefit. Other companies in the Company’s industry may calculate Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Loss, Adjusted EPS, Adjusted Gross Profit, Adjusted Gross Margin, Cash Gross Profit, Cash Gross Margin, and Free Cash Flow differently than Telos does, which limits its usefulness as a comparative measure. Because of these limitations, neither EBITDA, Adjusted EBITDA, EBITDA Margin, Adjusted EBITDA Margin, Adjusted Net Loss, Adjusted EPS, Adjusted Gross Profit, Adjusted Gross Margin, Cash Gross Profit, Cash Gross Margin nor Free Cash Flow should be considered as a replacement for gross profit, gross margin, net (loss) income, earnings per share, or net cash flows (used in) provided by operating activities, as determined by GAAP, or as a measure of profitability. Telos compensates for these limitations by relying primarily on the Company’s GAAP results and using non-GAAP measures only for supplemental purposes.
About Telos Corporation
Telos Corporation (NASDAQ: TLS) empowers and protects the world’s most security-conscious organizations with solutions for continuous security assurance of individuals, systems, and information. Telos’ offerings include cybersecurity solutions for IT risk management and information security; cloud security solutions to protect cloud-based assets and enable continuous compliance with industry and government security standards; and enterprise security solutions for identity and access management, secure mobility, organizational messaging, and network management and defense. The Company serves commercial enterprises, regulated industries and government customers around the world.
Media:
media@telos.com
Investors:
InvestorRelations@telos.com

TELOS CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2024	2023	2024	2023

	(in thousands, except per share amounts)
Revenue – Security Solutions	$21,921	$20,652	$76,760	$77,416
Revenue – Secure Networks	4,451	20,407	31,512	67,962
Total revenue	26,372	41,059	108,272	145,378
Cost of sales – Security Solutions (excluding impairment loss, depreciation and amortization)	10,847	8,966	37,352	34,270
Cost of sales – Secure Networks (excluding impairment loss, depreciation and amortization)	3,310	16,752	24,754	54,622
Impairment loss on intangible assets	—	—	5,333	—
Depreciation and amortization	1,597	1,253	6,404	3,544
Total cost of sales	15,754	26,971	73,843	92,436
Gross profit	10,618	14,088	34,429	52,942
Operating expenses:
Research and development expenses	1,404	3,476	8,442	11,760
Selling, general and administrative expenses	19,141	18,659	75,487	81,010
Impairment loss on intangible assets	—	138	6,373	487
Total operating expenses	20,545	22,273	90,302	93,257
Operating loss	(9,927)	(8,185)	(55,873)	(40,315)
Other income	724	1,348	4,023	6,715
Interest expense	(152)	(175)	(644)	(786)
Loss before income taxes	(9,355)	(7,012)	(52,494)	(34,386)
Provision for income taxes	25	32	(26)	(36)
Net loss	$(9,330)	$(6,980)	$(52,520)	$(34,422)

Net loss per share:
Basic	$(0.13)	$(0.10)	$(0.73)	$(0.50)
Diluted	$(0.13)	$(0.10)	$(0.73)	$(0.50)

Weighted-average shares outstanding:
Basic	72,435	69,832	71,850	69,256
Diluted	72,435	69,832	71,850	69,256

TELOS CORPORATION
CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2024	2023

	(in thousands, except per share and share data)
Assets:
Cash and cash equivalents	$54,578	$99,260
Accounts receivable, net	19,172	30,424
Inventories, net	1,783	1,420
Prepaid expenses	15,092	7,520
Other current assets	793	1,367
Total current assets	91,418	139,991
Property and equipment, net	4,283	3,457
Finance lease right-of-use assets, net	5,391	6,612
Operating lease right-of-use assets	622	216
Goodwill	17,922	17,922
Intangible assets, net	30,410	39,616
Other assets	8,189	885
Total assets	$158,235	$208,699
Liabilities and Stockholders' Equity:
Liabilities:
Accounts payable and other accrued liabilities	$4,300	$13,750
Accrued compensation and benefits	7,608	14,569
Contract liabilities	6,838	6,728
Finance lease obligations – current portion	1,877	1,730
Operating lease obligations – current portion	210	97
Other current liabilities	1,302	2,324
Total current liabilities	22,135	39,198
Finance lease obligations – non-current portion	7,641	9,518
Operating lease obligations – non-current portion	418	123
Deferred income taxes	813	813
Other liabilities	91	44
Total liabilities	31,098	49,696
Commitments and contingencies
Stockholders' equity:
Common stock, $0.001 par value, 250,000,000 shares authorized, 72,514,652 shares and 70,239,890 shares issued and outstanding as of December 31, 2024 and 2023, respectively	111	109
Additional paid-in capital	454,502	433,781
Accumulated other comprehensive loss	(129)	(60)
Accumulated deficit	(327,347)	(274,827)
Total stockholders' equity	127,137	159,003
Total liabilities and stockholders' equity	$158,235	$208,699

TELOS CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2024	2023	2024	2023

	(in thousands)
Cash flows from operating activities:
Net loss	$(9,330)	$(6,980)	$(52,520)	$(34,422)
Adjustments to reconcile net loss to cash flows from operations:
Stock-based compensation	7,394	1,934	21,411	24,396
Depreciation and amortization	2,499	2,955	11,867	8,942
Impairment loss on intangible assets	—	138	11,706	487
Provision for (recovery from) doubtful accounts	8	24	(20)	152
Deferred income tax provision	(37)	18	—	55
Loss (gain) on disposal of fixed assets	4	1	(9)	2
Amortization of debt issuance costs	18	18	70	69
Provision for inventory obsolescence	108	—	108	—
Accretion of discount on acquisition holdback	—	—	—	2
Gain on early extinguishment of other financing obligations	—	—	—	(1,427)
Changes in other operating assets and liabilities:
Accounts receivable	(4,299)	(5,024)	11,272	9,493
Inventories	(485)	(436)	(471)	1,457
Intangible assets – software held for resale	—	—	—	—
Prepaid expenses, other current assets and other assets	(1,406)	1,048	(11,455)	(3,058)
Accounts payable and other accrued payables	(1,256)	6,125	(9,417)	(8,817)
Accrued compensation and benefits	(2,129)	4,106	(7,395)	6,602
Contract liabilities	58	953	110	283
Other current liabilities and other liabilities	(1,665)	74	(1,195)	(2,629)
Net cash (used in) provided by operating activities	(10,518)	4,954	(25,938)	1,587
Cash flows from investing activities:
Capitalized software development costs	(2,401)	(2,592)	(11,505)	(14,552)
Purchase of investment	—	—	(3,000)	—
Purchases of property and equipment, net	(1,871)	(576)	(2,252)	(926)
Net cash used in investing activities	(4,272)	(3,168)	(16,757)	(15,478)
Cash flows from financing activities:
Payments under finance lease obligations	(447)	(412)	(1,730)	(1,592)
Payment of tax withholding related to net share settlement of equity awards	—	(2,066)	(457)	(3,742)
Proceeds from exercise of stock options	54	—	203	—
Repurchase of common stock	—	—	—	(139)
Payments for debt issuance costs	—	—	—	(114)
Payments of DFT holdback amount	—	—	—	(564)
Net cash used in financing activities	(393)	(2,478)	(1,984)	(6,151)
Net change in cash, cash equivalents, and restricted cash	(15,183)	(692)	(44,679)	(20,042)
Cash, cash equivalents and restricted cash, beginning of period	69,900	100,088	99,396	119,438
Cash, cash equivalents and restricted cash, end of period	$54,717	$99,396	$54,717	$99,396

NON-GAAP FINANCIAL MEASURES
(Unaudited)

Reconciliation of Net Loss to EBITDA and Adjusted EBITDA; Net Loss Margin to EBITDA Margin and Adjusted EBITDA Margin
	For the Three Months Ended December 31,				For the Year Ended December 31,
	2024		2023		2024		2023
	Amount	Margin	Amount	Margin	Amount	Margin	Amount	Margin

	(dollars in thousands)
Net loss	$(9,330)	(35.4)%	$(6,980)	(17.0)%	$(52,520)	(48.5)%	$(34,422)	(23.7)%
Other income	(724)	(2.8)%	(1,348)	(3.2)%	(4,023)	(3.7)%	(6,715)	(4.6)%
Interest expense	152	0.6%	175	0.4%	644	0.6%	786	0.5%
Provision for income taxes	(25)	(0.1)%	(32)	(0.1)%	26	—%	36	—%
Depreciation and amortization (2)	2,499	9.5%	3,093	7.5%	11,867	11.0%	9,429	6.5%
EBITDA (Non-GAAP)	(7,428)	(28.2)%	(5,092)	(12.4)%	(44,006)	(40.7)%	(30,886)	(21.2)%
Stock-based compensation expense (1)	7,394	28.0%	1,934	4.7%	21,411	19.8%	24,396	16.8%
Impairment loss on intangible assets (2)	—	—%	—	—%	11,706	10.8%	—
Restructuring expenses (3)	(167)	(0.6)%	(65)	(0.1)%	1,270	1.2%	1,132	0.8%
Adjusted EBITDA (Non-GAAP)	$(201)	(0.8)%	$(3,223)	(7.8)%	$(9,619)	(8.9)%	$(5,358)	(3.7)%
(1) The stock-based compensation expense to EBITDA is made up of stock-based compensation expense for the awarded RSUs, PSUs, and stock options, and other sources. Stock-based compensation expense for the awarded RSUs, PSUs and stock options was $6.9 million and $19.4 million for the three and twelve months ended December 31, 2024, respectively, and $4.1 million and $22.9 million for the three and twelve months ended December 31, 2023, respectively. Stock-based compensation (adjustments) expense from other sources was $0.5 million and $2.1 million for the three and twelve months ended December 31, 2024, respectively, and $(2.1) million and $1.5 million for the three and twelve months ended December 31, 2023, respectively. The other sources of stock-based compensation consist of accrued compensation, which the Company intends to settle in shares of the Company's common stock. However, it is the Company’s discretion whether this compensation will ultimately be paid in stock or cash. The Company has the right to dictate the form of these payments up until the date at which they are paid. Any change to the expected payment form would result in out of quarter adjustments to this add back to Adjusted EBITDA.
(2) Due to its immaterial amount, the impairment loss on intangible assets of $0.1 million and $0.5 million for the three and twelve months ended December 31, 2023 was reported as part of depreciation and amortization expenses in 2023.
(3) The restructuring expenses include severance and other related benefit costs (including outplacement services and continuing health insurance coverage), external consulting and advisory fees related to implementing the restructuring plan.

Reconciliation of Net Loss and GAAP EPS to Non-GAAP Adjusted Net Loss and Adjusted EPS
	For the Three Months Ended December 31,				For the Year Ended December 31,
	2024		2023		2024		2023
	Adjusted Net Loss	Adjusted Earnings Per Share	Adjusted Net Loss	Adjusted Earnings Per Share	Adjusted Net Loss	Adjusted Earnings Per Share	Adjusted Net Loss	Adjusted Earnings Per Share

	(in thousands, except per share data)
Net loss	$(9,330)	$(0.13)	$(6,980)	$(0.10)	$(52,520)	$(0.73)	$(34,422)	$(0.50)
Adjustments:
Other income	(724)	(0.01)	(1,348)	(0.02)	(4,023)	(0.06)	(6,715)	(0.10)
Stock-based compensation expense (1)	7,394	0.10	1,934	0.03	21,411	0.30	24,396	0.35
Impairment loss on intangible assets (2)	—	—	—	—	11,706	0.16	—	—
Restructuring expenses (3)	(167)	—	(65)	—	1,270	0.02	1,132	0.02
Adjusted net loss (Non-GAAP)	$(2,827)	$(0.04)	$(6,459)	$(0.09)	$(22,156)	$(0.31)	$(15,609)	$(0.23)
Weighted-average shares of common stock outstanding, basic	72,435		69,832		71,850		69,256
(1) The stock-based compensation expense to EBITDA is made up of stock-based compensation expense for the awarded RSUs, PSUs, and stock options, and other sources. Stock-based compensation expense for the awarded RSUs, PSUs and stock options was $6.9 million and $19.4 million for the three and twelve months ended December 31, 2024, respectively, and $4.1 million and $22.9 million for the three and twelve months ended December 31, 2023, respectively. Stock-based compensation (adjustments) expense from other sources was $0.5 million and $2.1 million for the three and twelve months ended December 31, 2024, respectively, and $(2.1) million and $1.5 million for the three and twelve months ended December 31, 2023, respectively. The other sources of stock-based compensation consist of accrued compensation, which the Company intends to settle in shares of the Company's common stock. However, it is the Company’s discretion whether this compensation will ultimately be paid in stock or cash. The Company has the right to dictate the form of these payments up until the date at which they are paid. Any change to the expected payment form would result in out of quarter adjustments to this add back to Adjusted Net Loss.
(2) Due to its immaterial amount, the impairment loss on intangible assets of $0.1 million and $0.5 million for the three and twelve months ended December 31, 2023 was reported as part of depreciation and amortization expenses in 2023.
(3) The restructuring expenses include severance and other related benefit costs (including outplacement services and continuing health insurance coverage), external consulting and advisory fees related to implementing the restructuring plan.

Reconciliation of Gross Profit to Adjusted Gross Profit and Cash Gross Profit; Gross Margin to Adjusted Gross Margin and Cash Gross Margin
	For the Three Months Ended December 31,				For the Year Ended December 31,
	2024		2023		2024		2023
	Amount	Margin	Amount	Margin	Amount	Margin	Amount	Margin

	(dollars in thousands)
Gross profit	10,618	40.3%	14,088	34.3%	34,429	31.8%	$52,942	36.4%
Adjustments:
Stock-based compensation expense — cost of sales	228	0.8%	276	0.7%	828	0.8%	900	0.6%
Impairment loss on intangible assets – cost of sales	—	—%	—	—%	5,333	4.9%	—	—%
Restructuring expenses — cost of sales	(52)	(0.2)%	—	—%	341	0.3%	—	—%
Adjusted gross profit (Non-GAAP)	10,794	40.9%	14,364	35.0%	40,931	37.8%	53,842	37.0%
Depreciation and amortization — cost of sales	1,597	6.1%	1,253	3.0%	6,404	5.9%	3,544	2.5%
Cash gross profit (Non-GAAP)	12,391	47.0%	15,617	38.0%	47,335	43.7%	$57,386	39.5%

Reconciliation of Net Cash (Used in) Provided by Operating Activities to Free Cash Flow
	For the Three Months Ended December 31,		For the Year Ended December 31,
	2024	2023	2024	2023

	(in thousands)
Net cash flows (used in) provided by operating activities	$(10,518)	$4,954	$(25,938)	$1,587
Adjustments:
Purchases of property and equipment, net	(1,871)	(576)	(2,252)	(926)
Capitalized software development costs	(2,401)	(2,592)	(11,505)	(14,552)
Free cash flow (Non-GAAP)	$(14,790)	$1,786	$(39,695)	$(13,891)